[GRAPHIC OMITTED][GRAPHIC OMITTED]                                 Exhibit 10.14

                             IMS Health Incorporated

                          PURCHASED OPTIONS OPPORTUNITY
                                  ELECTION FORM

           PLEASE COMPLETE AND RETURN THIS FORM BY ___________________
                    TO MARIE SONDE AT THE ADDRESS SHOWN BELOW

You have been granted certain options, which will be cancelled in the event you do not elect to purchase the options as described below.

Steps For Completion:

1. Be sure to review the attached summary of the Employee Stock Incentive Plan describing the terms of the purchased options before making your election.

2. Purchasing options is voluntary. You may elect to purchase options in addition to your regular stock option grant. You may elect to purchase a minimum of ________ additional options up to a maximum of ________ options. This is a one-time opportunity which, if not acted upon by ____________, will expire and the associated options will be cancelled.

3. The exercise price of your purchased options is the Fair Market Value of the IMS Health Common Stock on ___________, the grant date. By signing this form, you agree to pay 10 percent of the exercise price, which is due by ______________. The remaining 90 percent will be payable when you exercise the options.

4.     Payment for these options should be made in U.S.  dollars and payable to:
       " IMS  HEALTH  Incorporated."  Payment  should  be sent to:

                                             Marie  Sonde
                                             Director - Executive  Compensation
                                             IMS  International
                                             660 West Germantown Pike
                                             Plymouth Meeting, PA 19462
                                             Telephone: 732-528-3188
                                             Fax: 732-528-3616

5.     Check One: [ ] The number of options I wish to purchase = _______ options

                  [ ] I do not wish to purchase stock options.

6. I have received, reviewed and understand the materials describing the terms of the purchased option opportunity and agree to pay the required amount, if any, by _________________.





                                   ________________________________
                                            Signature

                                   ________________________________
                                            Date

--------------------------------------------------------------------------------

For Office Use Only-Confirmation Notification

---------------------------------------      -----------------------------------
Date Election Received from Participant      Signature of Program Representative


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                             IMS Health Incorporated

                          PURCHASED OPTIONS OPPORTUNITY
                (Summary of Employee Stock Option Incentive Plan)



       Certain participants in the Plan, in addition to a stock option grant, have been provided the opportunity to purchase stock options.

       Unlike an outright option grant, a participant must commit to pay 10% of the Option Price of a Purchased Option at the time of grant. The Option Price will be the Fair Market Value (as defined on the Election Form) of the Common Stock on the grant date.

       By signing a Purchased Option election form the participant agrees to pay 10% of the Option Price on the date designated. The remaining 90% will be payable if and when the options are exercised.

       Purchasing options is voluntary. A participant may purchase a minimum of 1,000 Purchased Options up to a maximum number offered to the participant. This is a one-time opportunity which, if not acted upon by the designated date, will expire.

       The 10% purchase price is non-refundable if the Purchased Options expire without being exercised. However, there will be a refund of a portion of the purchase price if the participant's employment is terminated voluntarily or by the Company without "cause", as defined in the Plan. In that event, only the portion of the purchase price attributable to those Purchased Options that have not yet vested will be refunded. The portion of the purchase price attributable to those Purchased Options that have vested will be forfeited.

       The Purchased  Options vest in equal _____  increments  over _____ years.
Thus, as an example, if employment is terminated without cause after one year, the participant will forfeit _____ of the original 10% purchase price.

       Upon retirement, death or disability, the general rules set forth in the Plan apply to determine when options vest and for what extended period (if any) they may be exercised. If any Purchased Options remain unvested at the end of such extended exercise period, the participant will receive only the portion of the purchase price attributable to those Purchased Options that have not yet vested, and will forfeit the portion attributable to those Purchased options that have vested.

       The 10% purchase price is a down payment on the full Option Price. As such, it will bear no interest, nor can a participant borrow against it.

       Payment of the 10% purchase price does not entitle a participant to any of the rights of a Company stockholder. Only by exercising a Purchased Option and paying the rest of the Option Price will a participant obtain any Common Stock.